                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                              --------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



                            Date of Report:  July 15, 1997


                          FEDERATED DEPARTMENT STORES, INC.

                       1440 Broadway, New York, New York 10018
                                    (212) 840-1440

                                        -and-

                     7 West Seventh Street, Cincinnati,Ohio 45202
                                    (513) 579-7000




        Delaware                   1-13536                  13-3324058
-----------------------------------------------------------------------------
(State of Incorporation)          (Commission File No.)         (IRS Id. No.)



                               Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing the form of Underwriting Agreement, dated as of July 9, 1997, between Federated and the underwriters therein and the forms of Eighth and Ninth Supplemental Trust Indentures, dated as of July 14, 1997, between Federated and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee, as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

The following exhibits are filed herewith:

1. Form of Underwriting Agreement, dated as of July 9, 1997, between Federated Department Stores, Inc. and the underwriters named therein.

2.  Form of Eighth Supplemental Trust Indenture, dated as of July 14,
    1997, between Federated Department Stores, Inc. and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee.

3.  Form of Ninth Supplemental Trust Indenture, dated as of July 14,
    1997, between Federated Department Stores, Inc. and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee.







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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FEDERATED DEPARTMENT STORES, INC.



Date:  July 15, 1997         By: /s/Dennis J. Broderick
                                --------------------------
                                Dennis J. Broderick
                                Senior Vice President,
                                General Counsel and
                                Secretary








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                                    EXHIBIT INDEX
                                    -------------


Exhibit
Number                            Description
-------                           -----------

1. Form of Underwriting Agreement, dated as of July 9, 1997, between Federated Department Stores, Inc. and the underwriters named therein.

2. Form of Eighth Supplemental Trust Indenture, dated as of July 14, 1997, between Federated Department Stores, Inc. and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee.

3.            Form of Ninth Supplemental Trust Indenture, dated as of
              July 14, 1997, between Federated Department Stores, Inc. and State Street Bank and Trust Company (successor to The First National Bank of Boston), as Trustee.











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